Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2011
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2011

Address:	Investor Information:

Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2010.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the cyclicality of the property and casualty reinsurance business; the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; the preparation of our financial statements requires us to make many estimates and judgments; the representations, warranties and covenants in our credit facilities limit our financial and operational flexibility; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the possibility that we may become subject to taxes in Bermuda after 2016; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences if we are considered to be a passive foreign investment company for U.S. federal income tax purposes; under certain circumstances, our shareholders may be required to pay taxes on their pro rata share of the related person insurance income of Platinum Underwriters Bermuda, Ltd.; U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the impact of Bermuda's commitment to the Organization for Economic Cooperation and Development to eliminate harmful tax practices on our tax status in Bermuda is uncertain; the effect of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the impact of the Dodd-Frank Act on our business; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2010.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Six Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Six Month Summay	21

Investments:
a. Investment Portfolio	22
b. Available-for-Sale Security Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
June 30, 2011 and 2010
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Highlights
Net premiums written	$125,887	$151,718	$320,672	$399,145
Net premiums earned	172,436	191,432	355,317	411,610
Underwriting income (loss)	(33,403)	62,182	(216,955)	64,956
Net investment income	33,965	35,372	66,343	72,877
Net operating income (loss) (a)	(15,642)	83,677	(171,385)	106,976
Net realized gains (losses) on investments	(4,689)	49,489	(4,282)	54,946
Net impairment losses on investments	(1,666)	(3,410)	(3,173)	(21,512)
Net income (loss)	$(20,401)	$124,139	$(177,593)	$139,560

Total assets	$4,682,397	$4,934,749	$4,682,397	$4,934,749
Investments and cash	4,256,369	4,528,013	4,256,369	4,528,013
Total shareholders' equity	1,695,710	2,105,435	1,695,710	2,105,435
Unpaid losses and loss adjustment expenses	$2,472,861	$2,224,026	$2,472,861	$2,224,026

Per share data
Common shares outstanding	37,324	41,095	37,324	41,095
Weighted average common shares outstanding - basic	37,113	43,225	37,155	44,322
Adjusted weighted average common shares outstanding - diluted	37,399	46,249	37,692	47,365
Basic earnings (loss) per common share	$(0.55)	$2.87	$(4.75)	$3.15
Diluted earnings (loss) per common share	(0.55)	2.68	(4.75)	2.95
Operating income (loss) per common share - diluted (a)	(0.42)	1.81	(4.59)	2.26
Dividends per common share	0.08	0.08	0.16	0.16
Book value per common share (b)	$45.43	$51.23	$45.43	$51.23

(a) See computation of net operating income (loss) on page 7.

(b) See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets - by Quarter
($ in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Assets
Investments	$2,711,289	$2,978,381	$3,047,973	$2,874,351	$3,335,914
Cash, cash equivalents and short-term investments	1,545,080	1,161,884	1,164,525	1,664,833	1,192,099
Accrued investment income	31,724	33,855	31,288	27,315	28,373
Reinsurance premiums receivable	149,616	208,959	162,682	175,914	160,729
Reinsurance balances (prepaid and recoverable)	64,858	49,992	18,434	24,253	28,036
Funds held by ceding companies	90,507	76,914	84,078	82,428	85,030
Deferred acquisition costs	32,143	36,417	36,584	39,841	38,994
Other assets	57,180	70,372	68,749	47,324	65,574
Total assets	$4,682,397	$4,616,774	$4,614,313	$4,936,259	$4,934,749

Liabilities
Unpaid losses and loss adjustment expenses	$2,472,861	$2,428,477	$2,217,378	$2,194,173	$2,224,026
Unearned premiums	139,767	167,516	154,975	180,432	168,545
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	54,112	64,816	59,388	58,460	57,370
Other liabilities	69,947	40,792	37,117	88,321	129,373
Total liabilities	$2,986,687	$2,951,601	$2,718,858	$2,771,386	$2,829,314

Shareholders' Equity
Common shares	$373	$373	$377	$393	$411
Additional paid-in capital	372,882	371,493	453,619	619,112	695,967
Accumulated other comprehensive income (loss)	40,034	(12,484)	(24,488)	58,595	12,700
Retained earnings	1,282,421	1,305,791	1,465,947	1,486,773	1,396,357
Total shareholders' equity	$1,695,710	$1,665,173	$1,895,455	$2,164,873	$2,105,435

Total liabilities and shareholders' equity	$4,682,397	$4,616,774	$4,614,313	$4,936,259	$4,934,749

Book value per common share (a)	$45.43	$44.68	$50.20	$55.13	$51.23

(a) Book value per common share is a non-GAAP financial measure as defined by Regulation G.  See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Revenue
Net premiums earned	$172,436	$191,432	$355,317	$411,610
Net investment income	33,965	35,372	66,343	72,877
Net realized gains (losses) on investments	(4,689)	49,489	(4,282)	54,946
Net impairment losses on investments	(1,666)	(3,410)	(3,173)	(21,512)
Other income (expense)	(60)	(144)	1,036	129
Total revenue	199,986	272,739	415,241	518,050

Expenses
Net losses and loss adjustment expenses	159,357	71,475	478,952	236,043
Net acquisition expenses	34,115	44,088	68,065	81,417
Net changes in fair value of derivatives	4,474	30	748	2,345
Operating expenses	17,105	20,160	34,256	41,901
Net foreign currency exchange losses (gains)	614	(67)	803	(1,296)
Interest expense	4,767	4,709	9,533	9,469
Total expenses	220,432	140,395	592,357	369,879

Income (loss) before income taxes	(20,446)	132,344	(177,116)	148,171
Income tax expense (benefit)	(45)	8,205	477	8,611

Net income (loss)	$(20,401)	$124,139	$(177,593)	$139,560

Basic
Weighted average common shares outstanding	37,113	43,225	37,155	44,322
Basic earnings (loss) per common share	$(0.55)	$2.87	$(4.75)	$3.15

Diluted
Adjusted weighted average common shares outstanding	37,399	46,249	37,692	47,365
Diluted earnings (loss) per common share	$(0.55)	$2.68	$(4.75)	$2.95

Comprehensive income (loss)
Net income (loss)	$(20,401)	$124,139	$(177,593)	$139,560
Other comprehensive income, net of deferred taxes	52,518	34,833	64,522	82,705
Comprehensive income (loss)	$32,117	$158,972	$(113,071)	$222,265

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Revenue
Net premiums earned	$172,436	$182,881	$184,980	$183,404	$191,432
Net investment income	33,965	32,378	30,430	31,078	35,372
Net realized gains (losses) on investments	(4,689)	407	8,494	44,351	49,489
Net impairment losses on investments	(1,666)	(1,507)	(11,050)	(4,048)	(3,410)
Other income (expense)	(60)	1,096	(165)	(171)	(144)
Total revenue	199,986	215,255	212,689	254,614	272,739

Expenses
Net losses and loss adjustment expenses	159,357	319,595	152,283	79,094	71,475
Net acquisition expenses	34,115	33,950	32,742	32,517	44,088
Net changes in fair value of derivatives	4,474	(3,726)	3,089	4,154	30
Operating expenses	17,105	17,151	20,731	20,004	20,160
Net foreign currency exchange losses (gains)	614	189	2,446	235	(67)
Interest expense	4,767	4,766	4,764	4,763	4,709
Total expenses	220,432	371,925	216,055	140,767	140,395

Income (loss) before income taxes	(20,446)	(156,670)	(3,366)	113,847	132,344
Income tax expense (benefit)	(45)	522	14,358	20,185	8,205

Net income (loss)	$(20,401)	$(157,192)	$(17,724)	$93,662	$124,139

Basic
Weighted average common shares outstanding	37,113	37,199	38,670	40,485	43,225
Basic earnings (loss) per common share	$(0.55)	$(4.20)	$(0.46)	$2.31	$2.87

Diluted
Adjusted weighted average common shares outstanding	37,399	38,022	40,953	44,044	46,249
Diluted earnings (loss) per common share	$(0.55)	$(4.20)	$(0.46)	$2.13	$2.68

Comprehensive income (loss)
Net income (loss)	$(20,401)	$(157,192)	$(17,724)	$93,662	$124,139
Other comprehensive income (loss), net of deferred taxes	52,518	12,004	(83,083)	45,895	34,833
Comprehensive income (loss)	$32,117	$(145,188)	$(100,807)	$139,557	$158,972

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Net income (loss)	$(20,401)	$124,139	$(177,593)	$139,560

Adjustments for:
Net realized (gains) losses on investments, net of tax	2,527	(43,382)	2,349	(48,541)
Net impairment losses on investments, net of tax	1,632	2,966	3,094	17,227
Net foreign currency exchange losses (gains), net of tax	600	(46)	765	(1,270)
Net operating income (loss) (a)	$(15,642)	$83,677	$(171,385)	$106,976

Per diluted common share:
Net income (loss)	$(0.55)	$2.68	$(4.75)	$2.95
Adjustments for:
Net realized (gains) losses on investments	0.07	(0.94)	0.06	(1.02)
Net impairment losses on investments	0.04	0.06	0.08	0.36
Net foreign currency exchange losses (gains)	0.02	-	0.02	(0.03)
Net operating income (loss) (b)	$(0.42)	$1.81	$(4.59)	$2.26

Adjusted weighted average common shares outstanding - diluted (c)	37,113	46,249	37,155	47,365

(a) Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(b) Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.

(c) The adjusted weighted average common shares outstanding - diluted for the three and six months ended June 30, 2011 was 37,399 and 37,692. During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Key Ratios

Combined ratio (%)	119.4%	200.4%	107.8%	68.1%	67.4%

Investable assets to shareholders' equity ratio	2.51:1	2.49:1	2.22:1	2.10:1	2.15:1

Debt to total capital (%)	12.8%	13.1%	11.7%	10.4%	10.6%

Net premiums written (annualized) to shareholders' equity	0.30	0.47	0.34	0.37	0.29

Share Data

Book value per common share (a)	$45.43	$44.68	$50.20	$55.13	$51.23

Common shares outstanding (000's)	37,324	37,270	37,758	39,266	41,095

Market Price Per Common Share
High	$38.67	$46.42	$45.80	$44.04	$39.28
Low	32.18	34.70	42.10	35.63	35.06
Close	$33.24	$38.09	$44.97	$43.52	$36.29

Industry Ratings

Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	A	A	A

Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB+	BBB+	BBB+

Supplemental Data
Total employees	132	144	144	145	145

(a) See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(20,401)	$124,139	$(177,593)	$139,560
Net income (loss) allocated to participating common shareholders (a)	(137)	-	(1,069)	-
Net income (loss) allocated to common shareholders	$(20,264)	$124,139	$(176,524)	$139,560

Common Shares
Basic
Weighted average common shares outstanding	37,113	43,225	37,155	44,322

Diluted
Weighted average common shares outstanding	37,113	43,225	37,155	44,322
Effect of dilutive securities:
Common share options	127	2,583	268	2,562
Restricted share units	159	441	269	481
Adjusted weighted average common shares outstanding	37,399	46,249	37,692	47,365

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.55)	$2.87	$(4.75)	$3.15

Diluted earnings (loss) per common share (b)	$(0.55)	$2.68	$(4.75)	$2.95

(a) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(b) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(20,401)	$(157,192)	$(17,724)	$93,662	$124,139
Net income (loss) allocated to participating common shareholders (a)	(137)	(932)	-	-	-
Net income (loss) allocated to common shareholders	$(20,264)	$(156,260)	$(17,724)	$93,662	$124,139

Common Shares
Basic
Weighted average common shares outstanding	37,113	37,199	38,670	40,485	43,225

Diluted
Weighted average common shares outstanding	37,113	37,199	38,670	40,485	43,225
Effect of dilutive securities:
Common share options	127	438	1,703	3,064	2,583
Restricted share units	159	385	580	495	441
Adjusted weighted average common shares outstanding	37,399	38,022	40,953	44,044	46,249

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.55)	$(4.20)	$(0.46)	$2.31	$2.87

Diluted earnings (loss) per common share (b)	$(0.55)	$(4.20)	$(0.46)	$2.13	$2.68

(a) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(b) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share
($ and amounts in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Price per share at period end	$33.24	$38.09	$44.97	$43.52	$36.29

Shareholders' equity	$1,695,710	$1,665,173	$1,895,455	$2,164,873	$2,105,435

Add: Assumed exercise of share options	10,543	33,488	34,213	39,511	50,396

Shareholders' equity - diluted	$1,706,253	$1,698,661	$1,929,668	$2,204,384	$2,155,831

Basic common shares outstanding	37,324	37,270	37,758	39,266	41,095

Add: Common share options (a)	-	-	1,010	3,173	2,282

Add: Management and directors' options (b)	379	1,054	1,081	1,264	1,689

Add: Directors' and officers' restricted share units (c)	413	505	790	847	856

Diluted common shares outstanding	38,116	38,829	40,639	44,550	45,922

Book Value Per Common Share*
Basic book value per common share	$45.43	$44.68	$50.20	$55.13	$51.23

Fully converted book value per common share	$44.76	$43.75	$47.48	$49.48	$46.95

* Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

(a) Options with a price of $27.00.

(b) Options with a price below $33.24, the closing share price at June 30, 2011.

(c) As of June 30, 2011 there were 37,324 common shares issued and outstanding.  Included in this number were 218 restricted shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Net cash provided by (used in) operating activities	$38,516	$(12,897)	$33,288	$21,527

Net cash provided by (used in) investing activities	205,333	728,210	368,492	607,150

Net cash provided by (used in) financing activities	(2,562)	(140,564)	(86,608)	(200,627)

Effect of foreign currency exchange rate changes on cash	12,755	(5,517)	15,724	(8,560)

Net increase (decrease) in cash and cash equivalents	$254,042	$569,232	$330,896	$419,490

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net cash provided by (used in) operating activities	$38,516	$(5,228)	$(38,042)	$41,244	$(12,897)

Net cash provided by (used in) investing activities	205,333	163,159	(301,531)	432,699	728,210

Net cash provided by (used in) financing activities	(2,562)	(84,046)	(171,626)	(84,720)	(140,564)

Effect of foreign currency exchange rate changes on cash	12,755	2,969	450	7,129	(5,517)

Net increase (decrease) in cash and cash equivalents	$254,042	$76,854	$(510,749)	$396,352	$569,232

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2011				Three Months Ended June 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$54,411	$69,234	$2,242	$125,887	$74,105	$72,628	$4,985	$151,718

Net premiums earned	91,852	77,104	3,480	172,436	100,550	85,166	5,716	191,432
Net losses and loss adjustment expenses	116,543	43,868	(1,054)	159,357	35,010	40,058	(3,593)	71,475
Net acquisition expenses	12,009	18,144	3,962	34,115	17,218	18,752	8,118	44,088
Other underwriting expenses	7,274	4,829	264	12,367	7,720	5,654	313	13,687
Segment underwriting income (loss)*	$(43,974)	$10,263	$308	(33,403)	$40,602	$20,702	$878	62,182

Net investment income				33,965				35,372
Net realized gains (losses) on investments				(4,689)				49,489
Net impairment losses on investments				(1,666)				(3,410)
Other income (expense)				(60)				(144)
Net changes in fair value of derivatives				(4,474)				(30)
Corporate expenses not allocated to segments				(4,738)				(6,473)
Net foreign currency exchange (losses) gains				(614)				67
Interest expense				(4,767)				(4,709)
Income (loss) before income taxes				$(20,446)				$132,344

Underwriting ratios*:
Net loss and loss adjustment expense	126.9%	56.9%	(30.3%)	92.4%	34.8%	47.0%	(62.9%)	37.3%
Net acquisition expense	13.1%	23.5%	113.9%	19.8%	17.1%	22.0%	142.0%	23.0%
Other underwriting expense	7.9%	6.3%	7.6%	7.2%	7.7%	6.6%	5.5%	7.1%
Combined	147.9%	86.7%	91.2%	119.4%	59.6%	75.6%	84.6%	67.4%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	126.9%	56.9%	(30.3%)	92.4%	34.8%	47.0%	(62.9%)	37.3%
Net acquisition expense	19.8%	22.3%	148.3%	23.5%	20.3%	23.3%	159.0%	26.3%
Other underwriting expense	13.4%	7.0%	11.8%	9.8%	10.4%	7.8%	6.3%	9.0%
Combined	160.1%	86.2%	129.8%	125.7%	65.5%	78.1%	102.4%	72.6%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2011				Six Months Ended June 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$166,213	$149,753	$4,706	$320,672	$220,890	$166,379	$11,876	$399,145

Net premiums earned	189,757	157,928	7,632	355,317	228,356	173,068	10,186	411,610
Net losses and loss adjustment expenses	394,873	83,487	592	478,952	161,637	71,588	2,818	236,043
Net acquisition expenses	25,635	36,707	5,723	68,065	33,449	36,479	11,489	81,417
Other underwriting expenses	14,595	10,161	499	25,255	16,419	12,124	651	29,194
Segment underwriting income (loss)*	$(245,346)	$27,573	$818	(216,955)	$16,851	$52,877	$(4,772)	64,956

Net investment income				66,343				72,877
Net realized gains (losses) on investments				(4,282)				54,946
Net impairment losses on investments				(3,173)				(21,512)
Other income (expense)				1,036				129
Net changes in fair value of derivatives				(748)				(2,345)
Corporate expenses not allocated to segments				(9,001)				(12,707)
Net foreign currency exchange (losses) gains				(803)				1,296
Interest expense				(9,533)				(9,469)
Income (loss) before income taxes				$(177,116)				$148,171

Underwriting ratios*:
Net loss and loss adjustment expense	208.1%	52.9%	7.8%	134.8%	70.8%	41.4%	27.7%	57.3%
Net acquisition expense	13.5%	23.2%	75.0%	19.2%	14.6%	21.1%	112.8%	19.8%
Other underwriting expense	7.7%	6.4%	6.5%	7.1%	7.2%	7.0%	6.4%	7.1%
Combined	229.3%	82.5%	89.3%	161.1%	92.6%	69.5%	146.9%	84.2%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	208.1%	52.9%	7.8%	134.8%	70.8%	41.4%	27.7%	57.3%
Net acquisition expense	14.7%	22.7%	108.1%	19.8%	15.1%	21.1%	99.6%	20.1%
Other underwriting expense	8.8%	6.8%	10.6%	7.9%	7.4%	7.3%	5.5%	7.3%
Combined	231.6%	82.4%	126.5%	162.5%	93.3%	69.8%	132.8%	84.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net premiums written	$54,411	$111,802	$76,900	$114,885	$74,105

Net premiums earned	91,852	97,905	92,065	98,342	100,550
Net losses and loss adjustment expenses	116,543	278,330	111,215	70,657	35,010
Net acquisition expenses	12,009	13,626	12,635	14,140	17,218
Other underwriting expenses	7,274	7,321	8,354	7,905	7,720
Segment underwriting income (loss)*	$(43,974)	$(201,372)	$(40,139)	$5,640	$40,602

Underwriting ratios*:
Net loss and loss adjustment expense	126.9%	284.3%	120.8%	71.8%	34.8%
Net acquisition expense	13.1%	13.9%	13.7%	14.4%	17.1%
Other underwriting expense	7.9%	7.5%	9.1%	8.0%	7.7%
Combined	147.9%	305.7%	143.6%	94.2%	59.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	126.9%	284.3%	120.8%	71.8%	34.8%
Net acquisition expense	19.8%	13.4%	14.6%	13.1%	20.3%
Other underwriting expense	13.4%	6.5%	10.9%	6.9%	10.4%
Combined	160.1%	304.2%	146.3%	91.8%	65.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net premiums written	$69,234	$80,519	$82,656	$80,362	$72,628

Net premiums earned	77,104	80,824	90,307	80,437	85,166
Net losses and loss adjustment expenses	43,868	39,619	39,935	8,156	40,058
Net acquisition expenses	18,144	18,563	18,600	16,395	18,752
Other underwriting expenses	4,829	5,332	5,796	5,171	5,654
Segment underwriting income*	$10,263	$17,310	$25,976	$50,715	$20,702

Underwriting ratios*:
Net loss and loss adjustment expense	56.9%	49.0%	44.2%	10.1%	47.0%
Net acquisition expense	23.5%	23.0%	20.6%	20.4%	22.0%
Other underwriting expense	6.3%	6.6%	6.4%	6.4%	6.6%
Combined	86.7%	78.6%	71.2%	36.9%	75.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	56.9%	49.0%	44.2%	10.1%	47.0%
Net acquisition expense	22.3%	21.6%	20.3%	20.2%	23.3%
Other underwriting expense	7.0%	6.6%	7.0%	6.4%	7.8%
Combined	86.2%	77.2%	71.5%	36.7%	78.1%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net premiums written	$2,242	$2,464	$2,461	$4,180	$4,985

Net premiums earned	3,480	4,152	2,608	4,625	5,716
Net losses and loss adjustment expenses	(1,054)	1,646	1,133	281	(3,593)
Net acquisition expenses	3,962	1,761	1,507	1,982	8,118
Other underwriting expenses	264	235	302	307	313
Segment underwriting income (loss)*	$308	$510	$(334)	$2,055	$878

Underwriting ratios*:
Net loss and loss adjustment expense	(30.3%)	39.6%	43.4%	6.1%	(62.9%)
Net acquisition expense	113.9%	42.4%	57.8%	42.9%	142.0%
Other underwriting expense	7.6%	5.7%	11.6%	6.6%	5.5%
Combined	91.2%	87.7%	112.8%	55.6%	84.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	(30.3%)	39.6%	43.4%	6.1%	(62.9%)
Net acquisition expense	148.3%	56.5%	60.2%	44.7%	159.0%
Other underwriting expense	11.8%	9.5%	12.3%	7.3%	6.3%
Combined	129.8%	105.6%	115.9%	58.1%	102.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Property and Marine
Excess-of-loss	$39,954	$54,290	$133,959	$176,812
Proportional	14,457	19,815	32,254	44,078
Subtotal Property and Marine	54,411	74,105	166,213	220,890
Casualty
Excess-of-loss	56,049	70,183	119,748	150,014
Proportional	13,185	2,445	30,005	16,365
Subtotal Casualty	69,234	72,628	149,753	166,379
Finite Risk
Excess-of-loss	-	-	-	-
Proportional	2,242	4,985	4,706	11,876
Subtotal Finite Risk	2,242	4,985	4,706	11,876
Combined Segments
Excess-of-loss	96,003	124,473	253,707	326,826
Proportional	29,884	27,245	66,965	72,319
Total	$125,887	$151,718	$320,672	$399,145

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Property and Marine
United States	$37,595	$39,994	$88,672	$121,682
International	16,816	34,111	77,541	99,208
Subtotal Property and Marine	54,411	74,105	166,213	220,890
Casualty
United States	60,174	60,367	131,768	142,748
International	9,060	12,261	17,985	23,631
Subtotal Casualty	69,234	72,628	149,753	166,379
Finite Risk
United States	2,242	4,985	4,706	11,876
International	-	-	-	-
Subtotal Finite Risk	2,242	4,985	4,706	11,876
Combined Segments
United States	100,011	105,346	225,146	276,306
International	25,876	46,372	95,526	122,839
Total	$125,887	$151,718	$320,672	$399,145

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$554	$554	$1,961	$1,980	$1,980	$2,217
North American Property Catastrophe	23,840	14,928	26,666	25,689	15,466	30,235
North American Property Risk	9,040	9,071	11,152	10,398	10,763	13,577
Other Property	13,894	13,894	13,985	12,561	12,561	12,388
Marine / Aviation Proportional	746	746	1,020	1,837	1,837	2,190
Marine / Aviation Excess	1,138	1,138	1,697	2,734	2,745	2,898
International Property Proportional	4,055	4,055	3,946	4,367	4,367	4,135
International Property Catastrophe	21,024	7,674	29,080	21,949	21,934	29,944
International Property Risk	2,351	2,351	2,345	2,452	2,452	2,966
Subtotal	76,642	54,411	91,852	83,967	74,105	100,550

Casualty
Clash	2,599	2,599	2,577	3,874	3,874	3,751
1st Dollar GL	4,473	4,473	4,668	2,884	2,884	2,740
1st Dollar Other	1,763	1,763	1,940	1,353	1,353	843
Casualty Excess	42,041	42,041	45,118	50,683	50,683	53,985
Accident & Health	7,608	7,608	9,572	5,732	5,732	9,568
International Casualty	4,692	4,692	6,259	7,716	7,716	6,002
International Motor	854	854	976	783	783	889
Financial Lines	5,204	5,204	5,994	(397)	(397)	7,388
Subtotal	69,234	69,234	77,104	72,628	72,628	85,166

Finite Risk
Finite Casualty	2,242	2,242	3,480	4,985	4,985	5,716
Subtotal	2,242	2,242	3,480	4,985	4,985	5,716

Total	$148,118	$125,887	$172,436	$161,580	$151,718	$191,432

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$2,318	$2,318	$3,665	$4,019	$4,019	$3,390
North American Property Catastrophe	57,244	42,145	50,238	68,034	57,809	68,125
North American Property Risk	18,913	19,182	21,852	29,348	27,494	30,921
Other Property	26,884	26,884	26,741	33,999	33,999	33,759
Marine / Aviation Proportional	2,589	2,589	2,830	3,016	3,016	3,830
Marine / Aviation Excess	3,209	3,209	4,456	6,458	6,469	6,735
International Property Proportional	8,338	8,338	7,869	8,169	8,169	7,494
International Property Catastrophe	76,025	56,612	67,184	78,081	74,527	68,855
International Property Risk	4,936	4,936	4,922	5,388	5,388	5,247
Subtotal	200,456	166,213	189,757	236,512	220,890	228,356

Casualty
Clash	5,359	5,359	5,172	7,766	7,766	7,583
1st Dollar GL	11,473	11,473	9,864	5,478	5,478	5,445
1st Dollar Other	3,891	3,891	4,243	2,630	2,630	1,937
Casualty Excess	86,161	86,161	91,828	106,262	106,262	112,707
Accident & Health	21,517	21,517	17,791	20,826	20,826	18,317
International Casualty	8,605	8,605	11,600	13,042	13,042	12,856
International Motor	2,013	2,013	2,009	1,847	1,847	1,829
Financial Lines	10,734	10,734	15,421	8,528	8,528	12,394
Subtotal	149,753	149,753	157,928	166,379	166,379	173,068

Finite Risk
Finite Casualty	4,706	4,706	7,632	11,876	11,876	10,186
Subtotal	4,706	4,706	7,632	11,876	11,876	10,186

Total	$354,915	$320,672	$355,317	$414,767	$399,145	$411,610

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	June 30, 2011			December 31, 2010
		Weighted Average	Weighted Average		Weighted Average	Weighted Average
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Available-for-sale securities
U.S. Government	$113,981	0.1%	(0.6%)	$391,303	1.9%	2.4%
U.S. Government agencies	100,420	0.6%	0.2%	100,547	0.7%	0.3%
Municipal bonds	1,575,686	4.7%	3.9%	1,537,432	4.7%	4.4%
Non-U.S. governments	61,568	2.8%	1.8%	76,306	2.9%	1.9%
Corporate bonds	336,714	4.9%	2.9%	366,900	4.9%	3.2%
Commercial mortgage-backed securities	202,359	5.6%	4.0%	203,313	5.4%	4.5%
Residential mortgage-backed securities	130,538	4.4%	6.2%	166,458	4.9%	6.0%
Asset-backed securities	22,418	0.0%	6.7%	23,568	3.6%	7.6%
Total fixed maturity available-for-sale securities	$2,543,684	4.3%	3.5%	$2,865,827	4.2%	3.9%

Trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$146,478	3.6%	2.2%	$140,089	3.6%	2.2%
U.S. Government agencies	16,189	1.9%	0.8%	15,903	1.9%	1.1%
Corporate bonds	-	-	-	68	4.5%	2.3%
Insurance-linked securities	4,938	9.6%	17.6%	26,086	10.7%	6.5%
Total fixed maturity trading securities	$167,605	3.6%	2.5%	$182,146	4.5%	2.7%

	June 30, 2011			December 31, 2010
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$916,447	33.8%		$1,219,482	40.0%
Aa	987,870	36.4%		1,033,067	33.9%
A	533,692	19.7%		470,525	15.4%
Baa	201,418	7.4%		225,928	7.4%
Below investment grade	71,862	2.7%		98,971	3.3%
Total	$2,711,289	100.0%		$3,047,973	100.0%

Credit quality
Weighted average credit quality	Aa3			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	June 30, 2011
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$113,981	$2,677	Aaa	1.5

U.S. Government agencies	100,420	420	Aaa	0.3

Municipal bonds:
State general obligation bonds	825,880	22,373	Aa2	7.2
Essential service bonds*	403,246	13,546	Aa3	7.5
State income tax and sales tax bonds	168,104	7,448	Aa1	7.7
Other municipal bonds	135,587	4,487	Aa2	6.4
Pre-refunded bonds	42,869	2,475	Aa2	2.8
Subtotal	1,575,686	50,329	Aa2	7.2

Non-U.S governments	61,568	1,601	Aa1	2.3

Corporate bonds:
Industrial	212,334	11,100	A3	3.8
Utilities	66,635	2,817	A3	5.0
Insurance	50,418	2,550	A3	3.7
Finance	7,327	47	Baa1	6.3
Subtotal	336,714	16,514	A3	4.1

Commercial mortgage-backed securities	202,359	10,372	Aa2	3.7	4.3

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	74,290	3,009	Aaa	1.4	3.0
Non-agency residential mortgage-backed securities	50,102	(24,634)	B3	0.4	3.3
Alt-A residential mortgage-backed securities	6,146	(2,608)	Caa2	-	5.0
Subtotal	130,538	(24,233)	Baa1	0.9	3.2

Asset-backed securities:
Asset-backed securities	13,346	(254)	Aaa	-	7.9
Sub-prime asset-backed securities	9,072	(4,139)	Caa2	-	9.4
Subtotal	22,418	(4,393)	Baa1	-	8.5

Total	$2,543,684	$53,287	Aa3	5.5

* Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2011
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Top 20 Holdings by Issuer
Philip Morris International Inc.	$14,000	$15,758	$1,284	A2
MetLife, Inc.	14,922	15,136	177	A3
American Electric Power Company, Inc.	13,500	14,107	551	Baa1
Hewlett-Packard Company	10,000	10,960	599	A2
HCC Insurance Holdings, Inc.	10,000	10,768	696	Baa1
Anglo American plc	8,000	10,202	450	Baa1
AT&T Inc.	9,250	10,077	771	A2
Mattel, Inc.	10,000	9,993	(144)	Baa1
Consolidated Edison, Inc.	9,400	9,829	414	A3
Diageo plc	7,750	8,344	519	A3
Snap-On Incorporated	7,000	7,599	566	Baa1
EOG Resources, Inc.	6,660	6,965	208	A3
Wal-Mart Stores, Inc.	5,461	6,759	(228)	Aa2
CNA Financial Corporation	6,000	6,753	740	Baa3
Rio Tinto plc	5,000	6,620	408	A3
ArcelorMittal	5,000	6,366	12	Baa3
Hess Corporation	5,000	6,321	280	Baa2
NextEra Energy, Inc.	5,750	6,012	255	Aa3
The Clorox Company	5,500	5,991	484	Baa1
CMS Energy Corporation	$5,000	$5,972	$310	A3

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	June 30, 2011
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality*

Top 10 Exposures by Jurisdiction
Illinois	$164,680	$167,497	$1,686	A1
Pennsylvania	115,700	118,549	1,812	Aa1
New York	110,070	116,827	6,392	Aa2
Connecticut	106,000	108,528	491	Aa2
California	97,655	109,429	9,115	A1
Massachusetts	85,655	91,187	3,640	Aa1
District of Columbia	78,695	82,888	4,108	Aa2
New Jersey	75,250	77,013	1,338	A1
Texas	68,565	68,079	(869)	Aa1
Ohio	$53,795	$54,437	$473	Aa1

Top 10 Holdings by Issuer
State of Illinois	$120,000	$121,439	$588	A1
State of California	92,665	104,384	9,194	A1
State of Connecticut	89,000	91,708	671	Aa2
State of Pennsylvania	76,700	79,289	1,891	Aa1
New York State Urban Development Corporation	47,000	48,812	1,812	Aaa
State of Mississippi	46,060	47,831	695	Aa2
State of Ohio	37,550	37,868	318	Aa1
State of Texas	39,900	37,470	(2,600)	Aaa
State of Massachusetts	34,635	37,124	596	Aa1
State of Michigan	$36,500	$36,843	$80	Aa2

	June 30, 2011
	Amount	% of Total

Credit quality of municipal bond portfolio*
Aaa	$264,344	16.8%
Aa	910,004	57.8%
A	392,457	24.8%
Baa	8,881	0.6%
Total	$1,575,686	100.0%

* Rated using external rating agencies (primarily Moody's) excluding credit enhancements from insurance entities.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$1,488	$32,041	$1,241	$36,646
Subsidiaries domiciled in the United States	(6,177)	17,448	(5,523)	18,300
Total	$(4,689)	$49,489	$(4,282)	$54,946

Net realized gains (losses) on investments by type:
Sale of securities	$(6,417)	$47,891	$(2,476)	$52,602
Mark-to-market on trading securities	1,728	1,598	(1,806)	2,344
Total	$(4,689)	$49,489	$(4,282)	$54,946

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$1,569	$2,142	$2,946	$9,269
Subsidiaries domiciled in the United States	97	1,268	227	12,243
Total	$1,666	$3,410	$3,173	$21,512

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$-	$7,731
Residential mortgage-backed securities	1,454	1,792	2,387	2,740
Asset-backed securities	212	1,618	786	11,041
Total	$1,666	$3,410	$3,173	$21,512

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2011 (a)				Twelve Months Ended December 31, 2010 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and loss adjustment expenses	$290,239	$3,314	$286,925	59.9%	$604,260	$10,047	$594,213	127.1%
Change in unpaid losses and loss adjustment expenses	223,033	31,006	192,027		(132,171)	(5,378)	(126,793)
Losses and loss adjustment expenses incurred	$513,272	$34,320	$478,952		$472,089	$4,669	$467,420

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of June 30, 2011				As of December 31, 2010
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and loss adjustment expenses	$899,697	$4,517	$895,180	36.8%	$671,846	$8,149	$663,697	30.1%
Incurred but not reported	1,573,164	35,417	1,537,747	63.2%	1,545,532	763	1,544,769	69.9%
Unpaid losses and loss adjustment expenses	$2,472,861	$39,934	$2,432,927	100.0%	$2,217,378	$8,912	$2,208,466	100.0%

(a) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses of $32,449 and gains of $16, respectively.

(b) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses of $213 and $38, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended June 30, 2011				Three Months Ended June 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$4,935	$11,286	$3,306	$19,527	$20,468	$22,616	$7,809	$50,893
Net premium adjustments related to prior years' losses	(821)	891	-	70	546	136	-	682
Net commission adjustments related to prior years' losses	212	(478)	(3,217)	(3,483)	(2,999)	648	(6,586)	(8,937)
Net favorable (unfavorable) development	4,326	11,699	89	16,114	18,015	23,400	1,223	42,638

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	239	(32)	371	578	(691)	2	-	(689)
Net premium adjustments related to prior years' losses	(308)	-	-	(308)	(1,874)	-	-	(1,874)
Net commission adjustments related to prior years' losses	(3)	-	-	(3)	-	-	-	-
Net favorable (unfavorable) development	(72)	(32)	371	267	(2,565)	2	-	(2,563)

Total net favorable (unfavorable) development	$4,254	$11,667	$460	$16,381	$15,450	$23,402	$1,223	$40,075

	Six Months Ended June 30, 2011				Six Months Ended June 30, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$2,987	$30,841	$4,781	$38,609	$39,113	$55,955	$4,692	$99,760
Net premium adjustments related to prior years' losses	(70)	482	-	412	989	430	-	1,419
Net commission adjustments related to prior years' losses	4	98	(4,071)	(3,969)	(3,854)	3,566	(9,176)	(9,464)
Net favorable (unfavorable) development	2,921	31,421	710	35,052	36,248	59,951	(4,484)	91,715

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	14,421	(32)	371	14,760	(691)	5	-	(686)
Net premium adjustments related to prior years' losses	(327)	-	-	(327)	(1,466)	-	-	(1,466)
Net commission adjustments related to prior years' losses	(8)	-	-	(8)	-	-	-	-
Net favorable (unfavorable) development	14,086	(32)	371	14,425	(2,157)	5	-	(2,152)

Total net favorable (unfavorable) development	$17,007	$31,389	$1,081	$49,477	$34,091	$59,956	$(4,484)	$89,563

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of July 1, 2011
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril*

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$148	$114	$294	$234	$366	$301
United States	Earthquake	12	12	192	192	248	248
Pan-European	Windstorm	136	74	279	157	337	212
Japan	Earthquake	11	11	129	109	241	221
Japan	Typhoon	5	5	52	52	69	69
Canada	Earthquake	$-	$-	$57	$49	$176	$126

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums and net of retrocessional recoveries.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.

*Calculated excluding any benefit from Topiary Capital derivative which expires on July 31, 2011.